Exhibit 99.1

                 PeopleSoft Reports Third Quarter 2004 Results

     PLEASANTON, Calif.--(BUSINESS WIRE)--xx--PeopleSoft, Inc. (Nasdaq:PSFT) today announced its third quarter 2004 financial results. For the quarter ended September 30, 2004, the Company reported license revenue of $161 million, a 24 percent increase over Q2 2004. PeopleSoft also reported total revenue of $699 million, an increase of 8 percent over the previous quarter and a Company record.
     Q3 pro forma net income was $62 million, an increase of 22 percent over the prior quarter. Pro forma earnings per share were $0.17 for the third quarter compared with $0.14 in the prior quarter.
     Q3 GAAP net income was $24 million, an increase of 115 percent when compared with Q2. Q3 GAAP earnings per share were $0.06, a 100 percent increase over $0.03 in the prior quarter.
     Q3 pro forma operating margin was 13.2 percent, an increase from 11.7 percent when compared with Q2. Q3 GAAP operating margin was 5.0 percent, an increase from 2.2 percent in the prior quarter.
     Cash flow from operations was $76 million for the quarter. At September 30, 2004, the Company's cash and investment balances were $1.7 billion and Days Sales Outstanding was 52 days.
     Pro forma results exclude restructuring charges, and purchase accounting adjustments arising from the acquisition of J.D. Edwards, including the revenue impact of the deferred maintenance write-down to fair value, and the amortization of capitalized software and intangibles. Pro forma results for the third quarter of 2004 exclude executive separation charges and asset impairment charges. Pro forma results also exclude costs directly associated with Oracle's hostile tender offer. A reconciliation of the pro forma to GAAP financial measures in this press release is incorporated below and is available on our website at www.peoplesoft.com.

     Management Commentary

     "PeopleSoft's Q3 performance had everything to do with delivering the best products and exceptional sales execution," said Phil Wilmington, co-president of PeopleSoft. "Our Q3 license revenue was very balanced -- double-digit sequential growth in North America and Europe and across all three product lines."
     "Strong top-line and bottom-line performance, solid cash flow, and low DSO, and a robust Q4 Pipeline, combined with operational excellence, are the hallmarks of a healthy and vibrant company," said Kevin Parker, co-president and Chief Financial Officer. "PeopleSoft delivered all of that this quarter."

     Customer Wins

     PeopleSoft added 138 new customers during the quarter, accounting for 21 percent of total license revenue. The Company's preliminary estimate for these numbers was 150 and 30 percent, respectively, on October 4.
     New and existing customers that chose PeopleSoft's applications during the quarter included: All American Semiconductor, American Pad & Paper, AstraZeneca, Corning, Countywide Home Loans, FedEx Kinko's, Fox Entertainment Group, Hewitt Associates, Manpower, Merck & Company, Metropolitan Life Insurance, Milacron, 3M, O2 GmbH, Pernod Ricard, State of Ohio, Tetra Technologies, The Nautilus Group, TXU Australia Group, U.S. Space and Naval Warfare Systems Command, University of Pittsburg Medical Center and the University of Texas.

     Non-GAAP Financial Measures

     The Company utilizes financial measures that are not prepared in accordance with generally accepted accounting principles in analyzing financial results because the Company believes that they are useful to investors and management in evaluating the Company's ongoing financial performance. These non-GAAP financial measures facilitate making historical comparisons by excluding the impact of certain events, such as the costs associated with responding to Oracle's hostile tender offer, the impact of the acquisition of J.D. Edwards, restructuring and other charges. These events might otherwise obscure the results of our ongoing business activities when compared to our competitors or our own historical performance. In addition, presentation of these non-GAAP financial measures enables investors to evaluate the Company's performance under both the GAAP and pro forma measures that management and the Board of Directors use to evaluate the Company's performance.
     Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. Where non-GAAP financial measures have been included in this press release, the Company has reconciled the GAAP to the non-GAAP measures in the table below. These non-GAAP financial measures may be different from non-GAAP financial measures used by other companies.

The following table reconciles the non-GAAP financial measures to GAAP (In thousands except EPS):



                           Q3 2004       Q2 2004      Q3 2004  Q2 2004
                             Net          Net
                           Income   EPS  Income  EPS  Operating Margin
                          --------------------------------------------

Pro forma                 $61,830  $0.17 $50,536 $0.14  13.2%   11.7%

  Revenue impact of
   deferred maintenance
   write-down              (1,995) (0.01)(10,252)(0.03) -0.4%   -2.2%

  Restructuring charges    (5,255) (0.01) (2,460)(0.01) -1.2%   -0.6%

  Amortization of
   capitalized software
   and intangible assets  (16,744) (0.05)(16,377)(0.04) -3.8%   -4.1%

  Oracle costs             (5,279) (0.01)(10,469)(0.03) -1.2%   -2.6%

  Executive separation
   charges                 (6,421) (0.02)               -1.0%

  Asset impairment
   charges                 (2,550) (0.01)               -0.6%

                          --------------------------------------------
GAAP                      $23,586  $0.06 $10,978 $0.03   5.0%    2.2%
                          ============================================


     Company to Host Conference Call

     PeopleSoft will host a conference call today, October 21, 2004, at 3:00 p.m. PT/6:00 p.m. ET to discuss the quarterly results. A live audio-only web cast of the call will be made available in the Investor Relations section of the Company's web site at www.peoplesoft.com. A replay of the call will be made available for seven days following the call and will be accessible on the Company's web site.

     About PeopleSoft

     PeopleSoft (Nasdaq:PSFT) is the world's second largest provider of enterprise application software with 12,750 customers in more than 25 industries and 150 countries. For more information, visit us at www.peoplesoft.com.

     PeopleSoft and the PeopleSoft logo are registered trademarks of PeopleSoft, Inc. All other Company and product names may be trademarks of their respective owners. Copyright (C) 2004 PeopleSoft, Inc. All rights reserved.

     Forward-Looking Statements

     This press release may contain forward-looking statements about PeopleSoft's goals, beliefs, expectations, or predictions for both future activities and financial results. You are cautioned that these forward-looking statements are only predictions and that they may differ materially from actual future events or results. The Company's forward-looking statements are as of the date they are made and PeopleSoft undertakes no obligation to update or revise them. Such forward-looking statements are subject to a number of risks, assumptions and uncertainties that could cause the PeopleSoft's actual results to differ materially from those projected in such forward-looking statements. These risks, assumptions and uncertainties include, but are not limited to: the costs and disruption to PeopleSoft's business arising from the Oracle tender offer; the Company's ability to successfully complete the integration of J.D. Edwards into PeopleSoft and to achieve anticipated synergies; economic and political conditions in the U.S. and abroad; the ability to complete and deliver products and services within currently estimated time frames and budgets; the ability to manage expenses effectively; the ability to achieve revenue from products and services that are under development; competitive and pricing pressures; and other risks referenced from time to time in PeopleSoft's filings with the Securities and Exchange Commission. Please refer to PeopleSoft's most recent annual report on Form 10-K and subsequently filed quarterly reports on Form 10-Q for more information on the risk factors that could cause actual results to differ from the Company's expectations.


                                PEOPLESOFT, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In thousands, except per share data)
                                   (unaudited)


                          THREE MONTHS ENDED       NINE MONTHS ENDED
                             SEPTEMBER 30,           SEPTEMBER 30,
                            2004        2003        2004        2003
                           ------      ------      ------      ------
Revenues:
 License fees             $161,411   $160,459     $422,313   $353,026
 Maintenance revenue       320,216    234,582      919,314    640,066
 Professional services
  revenue                  217,208    229,053      647,592    588,700
                         ---------- ----------   ---------- ----------
   Service revenues        537,424    463,635    1,566,906  1,228,766
                         ---------- ----------   ---------- ----------
   Total revenues          698,835    624,094    1,989,219  1,581,792

Costs and expenses:
 Cost of license fees       23,039     21,941       71,186     40,230
 Cost of services          248,096    230,189      697,504    560,356
 Sales and marketing
  expense                  186,766    168,554      532,527    419,604
 Product development
  expense                  137,639    127,711      402,951    296,062
 General and
  administrative expense    49,047     61,879      171,284    135,918
 Restructuring,
  acquisition and other
  charges                   18,969     23,273       31,241     37,072
                         ---------- ----------   ---------- ----------
   Total costs and
    expenses               663,556    633,547    1,906,693  1,489,242
                         ---------- ----------   ---------- ----------

Operating income (loss)     35,279     (9,453)      82,526     92,550
Other income, net            4,394      7,556       12,190     19,234
                         ---------- ----------   ---------- ----------

Income (loss) before
 provision for income
 taxes                      39,673     (1,897)      94,716    111,784
Provision for income
 taxes                      16,087      4,243       35,947     42,911
                         ---------- ----------   ---------- ----------
Income (loss) before
 minority interest          23,586     (6,140)      58,769     68,873
Minority interest in net
 income                         --      1,205           --      1,205
                         ---------- ----------   ---------- ----------
Net income (loss)
                          $ 23,586   $ (7,345)    $ 58,769   $ 67,668
                         ========== ==========   ========== ==========

Basic income (loss)
 per share                $   0.06   $  (0.02)    $   0.16   $   0.21
                         ========== ==========   ========== ==========
Shares used in basic
 per share computation     365,438    357,289      363,756    329,511
                         ========== ==========   ========== ==========

Diluted income (loss)
 per share                $   0.06   $  (0.02)    $   0.16   $   0.20
                         ========== ==========   ========== ==========
Shares used in diluted
 per share computation     369,984    357,289      370,095    333,673
                         ========== ==========   ========== ==========


                                PEOPLESOFT, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                      (In thousands, except employee count)
                                   (unaudited)


                                          SEPTEMBER 30,   DECEMBER 31,
                                              2004            2003
                                         --------------  -------------

Assets:
Current assets:
  Cash and cash equivalents              $  467,077      $  439,385
  Short-term investments and restricted
   cash                                   1,160,653         961,906
  Accounts receivable, net                  401,919         462,528
  Income taxes refunds receivable                --          18,749
  Deferred tax assets                        22,530          58,630
  Prepaid expenses and other current
   assets                                    64,603          69,997
                                         -----------     -----------
     Total current assets                 2,116,782       2,011,195

Property and equipment, net                 512,379         448,211
Long term investments                        50,620          29,219
Deferred tax assets                          22,474          42,049
Capitalized software, net                   190,297         234,217
Goodwill                                  1,014,873       1,005,660
Other intangible assets, net                397,586         444,991
Other assets                                  8,335           9,186
                                         -----------     -----------
     Total assets                        $4,313,346      $4,224,728
                                         ===========     ===========

Liabilities and Stockholders' Equity:
Current liabilities:
  Accounts payable                       $   45,340      $   51,190
  Accrued liabilities                       157,419         158,360
  Restructuring liabilities                  48,596          78,250
  Accrued compensation and related
   expenses                                 215,605         224,983
  Income taxes payable                        8,026         106,355
  Short-term deferred revenues              642,350         588,590
                                         -----------     -----------
     Total current liabilities            1,117,336       1,207,728

Long-term deferred revenues                 120,116         119,896
Other liabilities                            40,105          37,655
                                         -----------     -----------
     Total liabilities                    1,277,557       1,365,279

Stockholders' equity:
  Common stock                                3,847           3,776
  Additional paid-in capital              2,628,561       2,508,995
  Retained earnings                         743,616         684,847
  Treasury stock                           (387,803)       (387,046)
  Accumulated other comprehensive income     47,568          48,877
                                         -----------     -----------
     Total stockholders' equity           3,035,789       2,859,449
                                         -----------     -----------
     Total liabilities and stockholders'
      equity                             $4,313,346      $4,224,728
                                         ===========     ===========

Worldwide employee count                     11,225          12,163


                                PEOPLESOFT, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (In thousands)
                                   (unaudited)


                                                  NINE MONTHS ENDED
                                                    SEPTEMBER 30,
                                                   --------------
                                                 2004           2003
                                                ------         ------

Operating activities:
Net income                                     $ 58,769     $ 67,668
Adjustments to reconcile net income to
 net cash provided by operating activities:
    Depreciation and amortization               167,554      113,827
    Provision for doubtful accounts               5,052        7,151
    Tax benefits from employee stock
     transactions                                 8,861        6,235
    Provision (benefit) for deferred income
     taxes                                       55,833      (12,101)
    Gain on sales of investments and
     disposition of property and equipment,
     net                                         (1,831)      (3,535)
    Non-cash stock compensation                  10,848        7,359
    Non-cash restructuring, acquisition and
     other charges                                8,777       17,519
    Changes in operating assets and
     liabilities:
        Accounts receivable                      51,101      106,963
        Accounts payable and accrued
         liabilities                            (36,883)     (18,433)
        Accrued compensation and related
         expenses                               (16,176)     (28,074)
        Income taxes, net                       (79,128)      (8,831)
        Deferred revenues                        53,709       41,607
        Other                                    (5,346)      14,576
                                             -------------------------
    Net cash provided by operating activities   281,140      311,931

Investing activities:
Purchase of available-for-sale investments   (5,474,251)  (8,540,083)
Proceeds from sales and maturities of
 investments                                  5,256,065    9,159,986
Purchases of property and equipment            (142,846)    (231,365)
Acquisitions, net of cash acquired                   --     (519,934)
                                             -------------------------
    Net cash used in investing activities      (361,032)    (131,396)

Financing activities:
Net proceeds from employee stock transactions   105,986       77,382
                                             -------------------------
    Net cash provided by financing activities   105,986       77,382
Effect of foreign exchange rate changes on
 cash and cash equivalents                        1,598       18,056
                                             -------------------------
Net increase in cash and cash equivalents        27,692      275,973
Cash and cash equivalents at beginning of
 period                                         439,385      319,344
                                             -------------------------
Cash and cash equivalents at end of period     $467,077     $595,317
                                             -------------------------


     CONTACT: PeopleSoft, Inc.
              Steve Swasey, 925-694-5230 (Public Relations) steve_swasey@peoplesoft.com
              Bob Okunski, 877-528-7413 (Investor Relations) bob_okunski@peoplesoft.com